                                                                      Exhibit 17

CONTROL NUMBER:

                                 FORM OF PROXY

                                           FUND
            A SERIES OF AMERICAN GENERAL SERIES PORTFOLIO COMPANY 2
                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
               FOR SPECIAL MEETING OF SHAREHOLDERS--JUNE 22, 2000

   The undersigned hereby appoints Alice T. Kane, Gregory R. Seward, Nori L. Gabert and Pauletta P. Cohn, and each of them separately, proxies with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting (the "Meeting") of Shareholders of the
Fund indicated above to be held at Meeting Room    at the offices of The
Variable Annuity Life Insurance Company, Plaza Level, The Woodson Tower, 2919 Allen Parkway, Houston, Texas 77019 on Thursday, June 22, 2000, at 2:00 p.m. (Central Time) and at any adjournment thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present.

   THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

   In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Trustees recommend a vote FOR the proposals.

        TO VOTE BY MAIL, PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE
                 AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

         TO VOTE BY FAX, PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE
         AND FAX THE PROXY CARD TO                                   .

                                          NOTE: PLEASE SIGN EXACTLY AS YOUR
                                          NAME APPEARS ON THIS PROXY CARD. All
                                          joint owners should sign. When
                                          signing as executor, administrator,
                                          attorney, trustee or guardian or as
                                          custodian for a minor, please give
                                          full title as such. If a
                                          corporation, name and indicate the
                                          signer's office. If a partner, sign
                                          in the partnership name.

                                          _____________________________________
                                          Signature

                                          _____________________________________
                                          Signature (if held jointly)

                                          _____________________________________
                                          Date

                                                            FOR AGAINST ABSTAIN
I. Proposal to approve the Merger of the Fund named on the  [_]   [_]     [_]
  reverse side of this card, as described in the
  Prospectus/Proxy Statement and the relevant Agreement
  and Plan of Reorganization.

 PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

 TO VOTE BY TELEPHONE, CALL THE TOLL-FREE NUMBER [1-800-  ] ENTER YOUR CONTROL
                  NUMBER AND FOLLOW THE RECORDED INSTRUCTIONS.

             TO VOTE BY INTERNET, GO TO THE WEBSITE http://www.   ,
        ENTER YOUR CONTROL NUMBER AND FOLLOW THE INSTRUCTIONS PROVIDED.